UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                              001-16133                           06-1245881
   (State or other jurisdiction of          (Commission File Number)        (IRS Employer Identification No.)
           incorporation)



              1100 Summer Street, Stamford, Connecticut      06905
              (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

     On January 31, 2005, Delcath Systems, Inc. (the "Company") issued a press release relating to certain preliminary findings by National Cancer Institute researchers using the Company's technology. The Company's press release dated January 31, 2005 is incorporated herein by reference and filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

         Exhibit                         Description

           99      Press Release dated January 31, 2005 of Delcath Systems, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELCATH SYSTEMS, INC.



                                        By:   /s/ M. S. KOLY
                                           -------------------------
                                           M. S. Koly
                                           President and Chief Executive Officer


Date: January 31, 2005

                                 EXHIBIT INDEX


         Exhibit                         Description

           99      Press Release dated January 31, 2005 of Delcath Systems, Inc.